Business Review Day Development Services Jim Groch Chief Investment Officer Trammell Crow Company May 18, 2007 Exhibit 99.5

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Business Overview
What do we do?
• We develop real estate
• We acquire real estate often described as:
» “Under-valued”
» “In need of re-development”
Who are our customers?
• Investors in real estate
• Users of real estate

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Unparalleled National Platform
Powerful Brand (60 Years)
Offices in 28 U.S. Cities, Canada & India
Diverse Product Expertise
Efficient Capital Programs

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Office  |
Industrial  |
Retail  |
Healthcare
Airports  |
Residential  |
Mixed Use  |
Student Housing
Property Types

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Experience?
How much have we done?
Over $50 Billion Developed
Over 500,000,000 Square Feet
#1 in “Under Development” in latest CPN Survey

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Synergy between TCC and CBRE
TCC builds/buys a large volume of buildings that
• Need to be leased
• Need to be managed
• Need to be appraised
• Need to be sold
CBRE provides a great platform for TCC:
• Research, referrals, infrastructure, capabilities…

Current Activity

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Projects In Process/Pipeline
$5.0
$4.9
$3.6
$2.8
$2.6
$3.6
$5.4
$2.0
$2.3
$1.4
$1.5
$2.5
$2.7
$3.0
0
1
2
3
4
5
6
7
8
9
2000 2001 2002 2003 2004 2005 2006
($ in millions)
In-Process Pipeline

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Real Estate Investment/Exposure 2001—2006
$78.0
$67.2
$84.7
$66.4
$124.3
$174.7
$52.0
$24.0
$12.4
$41.2
$22.3
$23.6
0
50
100
150
200
250
2001 2002 2003 2004 2005 2006
($ in millions)
Equity in RE Recourse Debt &
Guarantees

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165 Deals “In Process”
(1)
By Product Type
Total Project Budgets—$5,500
(in millions)
Notes:
(1)
As of March 31, 2007
(2)
Initiatives include Healthcare, Residential/Mixed-Use, Acquisitions, Student Housing and On-Airport Distribution
Initiatives
(2)
$2,159
58 Deals
Industrial
$976
44 Deals
Office
$1,662
30 Deals
Retail
$381
20 Deals
Land and Other
$322
13 Deals

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Capital Programs
Industrial Venture (J.V. w/ING)
Medical Office Building Fund (J.V. w/State Pension)
Retail Venture (J.V. w/Met Life)
Discretionary Acquisition Funds (Opportunity)
Airport Distribution Venture (Sub of Industrial J.V.)
Office Development Programs (PFG & ING)
Student Housing Venture

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Office Development Programs
Targeting $2B in Incremental Class “A” Office Development
• Two Programs:
– Principal Financial Group
– ING-Clarion
• $1 Billion / 5 Year Investment Target for each
Current Office Development Activity in Programs
• Projects Committed to New Office Programs Total Over $620
Million
• Additional $1.2 Billion of Non-Program Office Projects In-Process
(Mostly Pre-Programs)

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Office Development: CBRE Opportunity
Acquisition/Development Costs: $2,000,000,000
Leasing Commissions $60,000,000
Property Management Fees: $37,500,000
Investment Sales: $36,000,000
CBRE Service Fees: $133,500,000

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Summary
Significant Synergies between CBRE and TCC
Recourse Debt Less Than 1% of “In Process”
New Capital Programs Supporting Continued Growth in Risk
Mitigated Structures
Total Projects “In-Process” and in the “Pipeline” are Strong
Indicators of Future Growth